                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report:  April 25, 2001



                               SUPPORT.COM, INC.
                               -----------------
             (Exact name of registrant as specified in its charter)

         Delaware                                       000-3081                                94-3282005
------------------------------           -----------------------------------          --------------------------------
(State or Other Jurisdiction                   (Commission File Number)                       (I.R.S. Employer
     of Incorporation)                                                                     Identification Number)


                   575 Broadway, Redwood City, CA                                   94063
        -----------------------------------------------------              ------------------------
              (Address of principal executive offices)                            (Zip Code)


                               (650) 556-9440
                           ----------------------
                       (Registrant's telephone number,
                              including area code)

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Item 5.  Other Events.
         ------------

         On April 18, 2001, Support.com, Inc. issued a press release attached hereto as Exhibit 99.1 with respect to its financial results for the quarter ended March 31, 2001. The press release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Exhibits.

                  99.1  Press Release dated April 18, 2001.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 24, 2001

                                    SUPPORT.COM, INC.



                                    By:      /s/ Brian M. Beattie
                                        -------------------------------------
                                                   Brian M. Beattie
                                                   Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------



   Exhibit No.                         Description
   -----------                         -----------

       99.1               Press Release dated April 18, 2001